Exhibit 99.1

NOG ANNOUNCES TENDER OFFER FOR ANY AND ALL OF ITS OUTSTANDING 8.125% SENIOR NOTES DUE 2028

MINNEAPOLIS--(BUSINESS WIRE)--September 22, 2025-- Northern Oil and Gas, Inc. (NYSE: NOG) (the “Company” or “NOG”) today announced that it has commenced a cash tender offer (the “Offer”) for any and all of its outstanding 8.125% Senior Notes due 2028 (the “Notes”), upon the terms and conditions set forth in the Offer to Purchase, dated as of September 22, 2025, and the related Letter of Transmittal and Notice of Guaranteed Delivery (the “Offer Documents”). The Offer will expire at 5:00 p.m., New York City time, on September 26, 2025, unless extended or earlier terminated (as such time may be extended, the “Expiration Time”).

Holders who validly tender (and do not validly withdraw) their Notes (or comply with the procedures for guaranteed delivery) prior to the Expiration Time, and whose Notes are accepted for purchase, will be entitled to receive the tender consideration equal to $1,015 per $1,000 principal amount of Notes accepted for purchase (the “Notes Consideration”).

Payments for Notes purchased will include accrued and unpaid interest from and including the last interest payment date up to, but excluding, the settlement date. Provided the conditions to the Offer, including the Financing Condition (as defined below), have been satisfied or waived, settlement for Notes tendered prior to the Expiration Time or pursuant to a Notice of Guaranteed Delivery and accepted for purchase is expected to occur on October 1, 2025 (the “Settlement Date”).

The Offer is contingent upon, among other things, the Company’s consummation, on terms and conditions satisfactory to the Company, of the concurrent bond offering announced today (the “New Financing”) and the receipt of net proceeds therefrom (the “Financing Condition”). The Offer is not conditioned on any minimum amount of Notes being tendered. The Offer may be amended, extended or terminated, and any condition with respect thereto may be waived by the Company in its sole discretion. There is no assurance that the Offer will be subscribed for in any amount.

If following the consummation of the New Financing and the Offer, 10% or less of the principal amount of the Notes remain outstanding, the Company currently expects to redeem any Notes that are not tendered and accepted for purchase in the Offer upon not less than 15 nor more than 60 days’ notice following the Settlement Date at a price equal to the Notes Consideration, together with payment of accrued and unpaid interest to, but excluding, the date of redemption. However, if following the consummation of the Offer, more than 10% of the principal amount of the Notes remain outstanding, the Company currently expects to redeem, on or after March 1, 2026, such outstanding Notes at a redemption price of 100.000% of the principal amount thereof, plus accrued and unpaid interest to, but excluding, the redemption date. However, there can be no assurance that any Notes will be redeemed. Neither this press release nor the Offer constitute a notice of redemption under the optional redemption provisions of the indenture governing the Notes (as amended or supplemented through the date hereof, the “Indenture”). Any such notice, if made, will only be made in accordance with the provisions of the Indenture.

AVAILABLE DOCUMENTS AND OTHER DETAILS

In connection with the Offer, the Company has retained Wells Fargo Securities, LLC as the Dealer Manager. Questions regarding the Offer should be directed to Wells Fargo Securities, LLC at liabilitymanagement@wellsfargo.com, Attn: Liability Management Group or by calling collect at (704) 410-4820 or toll-free at (866) 309-6316. Requests for copies of the Offer Documents should be directed to D.F. King & Co., Inc., the Tender Agent and Information Agent for the Offer, at NOG@dfking.com or by calling (800) 207-2872 (toll free) or (212) 931-0841 (banks and brokers only). These documents are also available at www.dfking.com/NOG.

None of the Company, the Dealer Manager, the Tender Agent and Information Agent, the trustee under the Indenture or any of their respective affiliates is making any recommendation as to whether holders should tender any Notes in response to the Offer. Holders must make their own decision as to whether to participate in the Offer and, if so, the principal amount of Notes as to which action is to be taken.

This press release is for information purposes only, and does not constitute an offer to sell, a solicitation to buy or an offer to purchase or sell any securities. Neither this press release nor the Offer Documents is an offer to sell or a solicitation of an offer to buy debt securities in the New Financing or any other securities. The Offer is not being made in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

ABOUT NORTHERN OIL AND GAS

NOG is a real asset company with a primary strategy of acquiring and investing in non-operated minority working and mineral interests in the premier hydrocarbon producing basins within the contiguous United States.

SAFE HARBOR

This press release contains forward-looking statements regarding future events and the Company’s future results that are subject to the safe harbors created under the Securities Act and the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements, including, but not limited to, statements regarding the Company’s intention to purchase any Notes or to engage in any debt financing transactions. When used in this press release, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “continue,” “anticipate,” “target,” “could,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about actual or potential future production, sales, market size, collaborations, cash flows, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond the Company’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: changes in crude oil and natural gas prices, the pace of drilling and completions activity on the Company’s current properties and properties pending acquisition; infrastructure constraints and related factors affecting the Company’s properties; general economic or industry conditions, whether internationally, nationally and/or in the communities in which the Company conducts business, including any future economic downturn, cost inflation, supply chain disruptions, the impact of continued or further inflation, disruption in the financial markets, changes in the interest rate environment and actions taken by OPEC and other oil producing countries as it pertains to the global supply and demand of, and prices for, crude oil, natural gas and NGLs; ongoing legal disputes over, and potential shutdown of, the Dakota Access Pipeline; the Company’s ability to identify and consummate additional development opportunities and potential or pending acquisition transactions, the projected capital efficiency savings and other operating efficiencies and synergies resulting from the Company’s acquisition transactions, integration and benefits of property acquisitions, or the effects of such acquisitions on the Company’s cash position and levels of indebtedness; changes in the Company’s reserves estimates or the value thereof; disruption to the Company’s business due to acquisitions and other significant transactions; changes in local, state and federal laws, regulations or policies that may affect the Company or the Company’s industry (such as the effects of tax law changes, and changes in environmental, health and safety regulation and regulations addressing climate change, and trade policy and tariffs); conditions of the securities markets; risks associated with the Company’s 3.625% convertible senior notes due 2029 (the “Convertible Notes”), including the potential impact that the Convertible Notes may have on the Company’s financial position and liquidity, potential dilution, and that provisions of the Convertible Notes could delay or prevent a beneficial takeover of the Company; the potential impact of the capped call transactions undertaken in tandem with the Convertible Notes issuances, including counterparty risk; increasing attention to environmental, social and governance matters; the Company’s ability to raise or access capital on acceptable terms; cyber-incidents could have a material adverse effect on the Company’s business, financial condition or results of operations; changes in accounting principles, policies or guidelines; events beyond the Company’s control, including a global or domestic health crisis, acts of terrorism, political or economic instability or armed conflict in oil and gas producing regions; and other economic, competitive, governmental, regulatory and technical factors affecting the Company’s operations, products and prices.

The Company has based any forward-looking statements on its current expectations and assumptions about future events. While the Company’s management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. Accordingly, results actually achieved may differ materially from expected results described in these statements. Forward-looking statements speak only as of the date they are made. You should consider carefully the statements under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as updated by the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025 and June 30, 2025. The Company does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements, other than as may be required by applicable law or regulation.

CONTACT:

Evelyn Leon Infurna

Vice President of Investor Relations

(952) 476-9800

ir@noginc.com

Source: Northern Oil and Gas, Inc.